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                               SECOND AMENDMENT OF
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 1999 (this "Amendment"), is by and among Stone Container Corporation, a Delaware corporation (the "Borrower"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), Bankers Trust Company, as agent (the "Agent") for the Lenders, and the undersigned financial institutions designated as such in their capacities as Co-Agents.

                                    RECITALS:

      A. The Borrower, Bank of America National Trust and Savings Association, The Bank of New York, The Bank of Nova Scotia, Credit Agricole Indosuez, The Chase Manhattan Bank, Dresdner Bank AG-New York and Grand Cayman Branches, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Ltd., NationsBank, N.A., The Sumitomo Bank, Ltd., Chicago Branch, and Toronto Dominion (Texas), Inc., as co-agents (collectively, the "Co-Agents," and each individually, a "Co-Agent"), the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 18, 1998, as amended (the "Credit Agreement").

      B. The Borrower, the Agent and the Lenders desire to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

      SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

      SECTION 2. Amendments to the Credit Agreement to Permit the Liability Management Transactions. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

      (a) The Definitional Appendix to the Credit Agreement is amended by adding thereto (in alphabetical order) the following defined term:

               "Liability Management Transactions" means the series of transactions described on Schedule 1.1(i) hereto.




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     The Definitional Appendix is further amended by adding thereto a new penultimate paragraph to read as follows:

               The following terms are defined in Schedule 1.1(i) to the Credit
          Agreement:

                             "Cameo Note"
                             "SCC AMMI"
                             "SCC RMMI"
                             "Stone Newco"
                             "Stone Newco Note"

          (b) Section 5.2.2 of the Credit Agreement is amended by deleting "Intentionally Omitted" from paragraph (y) thereof and substituting therefor the following:

               (i) intercompany loans evidenced by the Cameo Note and the Stone Newco Note pursuant to the Liability Management Transactions, provided that such notes are unsecured and otherwise in form and substance satisfactory to the Agent, and it being agreed that the Cameo Note and Stone Newco Note will not be required to be pledged to the Agent as Collateral; and (ii) intercompany loans made by the Borrower to SCC RMMI and SCC AMMI on a revolving credit basis pursuant to the Liability Management Transactions, provided that such loans are unsecured and incurred pursuant to a revolving credit agreement, notes and other documentation in form and substance satisfactory to the Agent and that such notes are delivered to the Agent and pledged by the Borrower to the Agent as Collateral pursuant to a Pledge Agreement.

          (c) Section 5.2.3 of the Credit Agreement is amended by deleting the word "and" after paragraph (h) thereof; by deleting the period at the end of paragraph (i) thereof and substituting a semicolon therefor; and by adding a new paragraph (j) and a new paragraph (k) thereto to read as follows:

               (j) the assumption by Stone Newco of the liabilities of the Borrower related to the Hodge, Louisiana mill and the assumption by SCC RMMI and SCC AMMI of post-retirement medical liabilities and active medical liabilities, respectively, of the Borrower, in each case pursuant to the Liability Management Transactions; and

               (k) pursuant to the Subsidiary Guarantees.

          (d) Section 5.2.7 of the Credit Agreement is amended by deleting the word "and" after paragraph (p) thereof; by deleting the period at the end of paragraph (q) thereof, substituting a semicolon therefor and adding the word "and" thereafter; and by adding a new paragraph (r) thereto to read as follows:

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               (r) the Borrower may (i) contribute the Cameo Note and the Stone
          Newco Note to SCC RMMI and SCC AMMI, respectively, pursuant to the Liability Management Transactions and (ii) make additional capital contributions to SCC RMMI and SCC AMMI pursuant to the stockholders' agreements contemplated by the Liability Management Transactions, provided that such stockholders' agreements are in form and substance satisfactory to the Agent.

          (e) Section 5.2.12 of the Credit Agreement is amended by adding the roman numeral "(i)" after the words "Notwithstanding the foregoing," in the last sentence thereof and adding at the end of such sentence a new clause
     (ii) to read as follows:

               and (ii) the Borrower may contribute the properties and assets (other than the real property and any IRB-secured property) of the Hodge, Louisiana mill, and may lease the real property and IRB-secured property of the Hodge, Louisiana mill on a long-term basis and for nominal consideration, to Stone Newco pursuant to the Liability Management Transactions (it being agreed that such contribution and lease may be made or consummated notwithstanding the provisions of any Security Agreement or any Mortgage), provided that (A) the stock of Stone Newco is delivered to the Agent and pledged to the Agent as Collateral pursuant to a Pledge Agreement, (B) Stone Newco executes and delivers to the Agent a Subsidiary Guarantee and a Security Agreement, and (C) such lease is in form and substance satisfactory to the Agent.

          (f) The Credit Agreement is further amended by adding a new Schedule 1.1(i) thereto in the form of Schedule 1.1(i) attached to this Amendment.

      SECTION 3. Other Amendments to the Credit Agreement. The Credit Agreement is, as of the Effective Date, hereby further amended as follows:

          (a) Section 2.12(a) of the Credit Agreement is amended by deleting from clause (iii) of the proviso to the first sentence thereof the parenthetical phrases "(or in any event later than thirty (30) days prior to the Revolver Termination Date)" and "(but in no event later than thirty
     (30) days prior to the Revolver Termination Date)".

          (b) Section 2.12 of the Credit Agreement is further amended by adding a new paragraph (m) at the end thereof to read as follows:

               (m) Cash Collateral. Not later than ninety (90) days prior to the Revolver Termination Date, the Borrower shall deposit in an account with the Agent, for the benefit of the Revolving Lenders, an amount in cash equal to the aggregate Stated Amount of all outstanding Letters of Credit as of such date having expiration dates later than the Revolver Termination Date. Such deposit shall be held by the Agent

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          as collateral for the payment and performance of the L/C Obligations arising from such Letters of Credit. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Monies in such account shall (i) automatically be applied by the Agent to reimburse the Facing Agent and BT for any drawing under any such Letter of Credit,
          (ii) be held for the satisfaction of the reimbursement obligations of the Borrower at such time and (iii) if an Event of Default shall occur and be continuing, be applied to satisfy the Obligations. From and after the ninetieth day prior to the Revolver Termination Date, it shall be a condition precedent (in addition to all other applicable conditions precedent) to the issuance or extension of any Letter of Credit, if such Letter of Credit would thereupon have an expiration date later than the Revolver Termination Date, that the Borrower shall have deposited cash collateral with the Agent in accordance with this
          Section 2.12(m) with respect to such Letter of Credit.

          (c) Section 9.12(d) of the Credit Agreement is amended by deleting from clause (i) of the first proviso to the first sentence thereof the words "of the assigning Lender".

      SECTION 4. Consent. From and after the Effective Date, the Borrower shall be permitted to prepay or purchase debt securities of the Borrower pursuant to
Section 5.2.10(a)(ix) of the Credit Agreement without regard to the amount of the Discretionary Funds Basket and including any premium, but otherwise in accordance with Section 5.2.10(a)(ix), provided that:

          (a) the aggregate amount of such prepayments (including the payment of principal, premium, if any, and interest) and/or aggregate purchase price of such securities shall not exceed $100,000,000 in the aggregate;

          (b) the final stated maturity of any debt security prepaid or purchased shall not be later than April 1, 2002; and

          (c) no Event of Default or Unmatured Event of Default shall exist immediately prior to any such prepayment or purchase or shall result therefrom.

All such prepayments and purchases shall be deemed to have been made pursuant to
Section 5.2.10(a)(ix), including, without limitation, for purposes of any subsequent determination of the Discretionary Funds Basket at any time.
      SECTION 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") when each of the following conditions precedent has been satisfied:

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          (a) each of the Borrower, the Agent and the Required Lenders shall have executed and delivered this Amendment; and

          (b) Stone Snowflake shall have executed and delivered the Reaffirmation of Guaranty attached hereto.

The consummation of the Liability Management Transactions (as described on Schedule 1.1(i) attached hereto) on or after the Effective Date shall be subject to receipt by the Agent of such additional Loan Documents, certificates, legal opinions and other documents as required by the Credit Agreement as amended hereby and as the Agent otherwise may reasonably request.

      SECTION 6. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders, the Co-Agents and the Agent as follows:

          (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

          (b) No Event of Default or Unmatured Event of Default has occurred and is continuing.

          (c) The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of the Borrower, and this Amendment has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          (d) The execution, delivery and performance of this Amendment do not conflict with or result in a breach by the Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Borrower is a party or is subject.

SECTION 7. References to and Effect on the Credit Agreement.

          (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended and consented to above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Co-Agents or the Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

          (d) The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement.

      SECTION 8. Execution in Counterparts. This Amendment maybe executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by the Borrower, the Agent and the Required Lenders regardless of whether it has been executed and delivered by all of the Lenders. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

      SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

      SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                            [Signature Pages Follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            STONE CONTAINER CORPORATION

                                            By: /s/ Charles A. Hinrichs
                                               ------------------------
                                            Name: Charles A. Hinrichs
                                                  --------------------
                                            Title: Vice President and Treasurer
                                                   ----------------------------

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                                            BANKERS TRUST COMPANY, in its
                                            individual capacity and as Agent

                                            By: /s/Robert R. Telesca
                                                --------------------
                                            Name: Robert R. Telesca
                                                  ------------------
                                            Title: Assistant Vice President
                                                   ------------------------

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                            REAFFIRMATION OF GUARANTY

      The undersigned acknowledges the foregoing Amendment with respect to the Credit Agreement referred to therein, consents to the amendments and consent set forth therein and hereby reaffirms its obligations under the Stone Snowflake Guaranty (as defined in the Credit Agreement).

Dated as of June 30, 1999

                                       STONE SNOWFLAKE NEWSPRINT COMPANY

                                       By: /s/Charles A. Hinrichs
                                           ----------------------
                                       Name: Charles A. Hinrichs
                                             --------------------
                                       Title: Vice President and Treasurer
                                              ----------------------------

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